UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2024

BioVie Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-39015	46-2510769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 W Nye Lane Suite 201 Carson City, NV	89703
(Address of Principal Executive Offices)	(Zip Code)

(775) 888-3162
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BIVI	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 24, 2024, BioVie Inc. (the “Company”) filed a Current Report on form 8-K (the “Original 8-K”) with the Securities and Exchange Commission to report its entry into a placement agent agreement with ThinkEquity LLC, as the placement agent (the “Placement Agent”), in connection with the issuance and sale directly to various investors of up to 1,960,800 shares of the Company’s class A common stock par value $0.0001 per share (the “Common Stock”), at a public offering price to the investors of $1.53 per share (the “Share Offering Price”) and/or pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Common Stock (the “Pre-Funded Warrant Shares”), at a public offering price to the investors of $1.5299 per Pre-Funded Warrant, together with class A common stock purchase warrants (“Common Warrants”) to purchase up to 1,960,800 shares of Common Stock. This amendment is being filed solely to amend the Original 8-K to file an amended Exhibit 5.1 hereto. Other than as described above, this amendment does not amend any other information previously filed in the Original 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1*	Form of Pre-Funded Warrant.
4.2*	Form of Common Warrant.
4.3*	Form of Placement Agent’s Warrant Agreement (included in Exhibit 10.1).
5.1	Opinion of Fennemore Craig, P.C.
5.2*	Opinion of Reed Smith LLP.
10.1*+	Placement Agent Agreement, dated as of September 23, 2024 by and between the Company and the Placement Agent.
23.1	Consent of Fennamore Craig, P.C. (included in Exhibit 5.1).
23.2	Consent of Reed Smith LLP (included in Exhibit 5.2).
99.1*	Press Release dated September 23, 2024.
99.2*	Press Release dated September 23, 2024.

*	Previously filed as an exhibit to the Original 8-K.
+	Certain portions of this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(6) promulgated under the Exchange Act. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2024

BIOVIE INC.

By:	/s/ Joanne Wendy Kim
Name:	Joanne Wendy Kim
Title:	Chief Financial Officer